                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): DECEMBER 2, 2005 (NOVEMBER 29, 2005)

                             ALAMOSA HOLDINGS, INC.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     000-32357                 75-2890997
----------------------------    ------------------------   --------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                     5225 S. Loop 289, Lubbock, Texas, 79424
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 722-1100
                                                           ---------------

                                 Not Applicable
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01-OTHER EVENTS

On November 23, 2005, subsequent to the public announcement of the execution of the Agreement and Plan of Merger (the "Merger Agreement"), dated November 21,
2005 by an among Alamosa Holdings, Inc. ("Alamosa" or the "Company"), Sprint
Nextel Corporation ("Sprint") and AHI Merger Sub Inc., a wholly owned subsidiary of Sprint Nextel Corporation (the "Buyer"), pursuant to which the Buyer will merge with and into the Company (the "Merger"), Slightom v. Sharbutt, et al.,
Cause No. 2005-533,080, a purported shareholder derivative action, was filed in the District Court of Lubbock County Texas, 99th Judicial District. The
complaint, which is against the Company, its directors and certain of its senior officers in connection with the Merger, alleges, among other things, that certain defendants caused amendments pertaining to stock options to be made to the employment agreements with the Company and that these defendants provided confidential information to Sprint in exchange for the funding of these options, which vest immediately when the Company is sold. The complaint asserts five causes of action against the defendants, namely abuse of control, breach of fiduciary duty of candor, gross mismanagement, unjust enrichment and breach of fiduciary duty. The plaintiff is seeking to have the court (i) enjoin the consummation of the Merger on the terms proposed, (ii) direct the defendants to exercise their fiduciary duties, (iii) rescind the Merger (to the extent already implemented), (iv) impose a constructive trust upon any benefits improperly received by defendants as a result of wrongful conduct, and (v) award attorneys'
and experts' fees to the plaintiff. The plaintiff has demanded a jury trial.
Similarly, Devesty v. Sharbutt, et al., Cause No. 2005-533,094, a purported shareholder derivative action filed on November 28, 2005, in the District Court of Lubbock County, Texas, 72nd Judicial District, and Czapfki v. Sharbutt, et
al., Cause No. 2005-533,095, a purported shareholder derivative action filed on
November 28, 2005 in the District court of Lubbock County, Texas, 237th Judicial
District, involve complaints essentially identical to the complaint filed in
Slightom v. Sharbutt, et al., described above. We learned of the Slightom v.
Sharbutt suit on November 29, 2005 and the Devesty v. Sharbutt and Czapfki v.
Sharbutt suits on November 30, 2005.

In connection with the proposed Merger and required shareholder approval,
Alamosa will file with the Securities and Exchange Commission ("SEC") a proxy statement. The proxy statement will be mailed to the shareholders of Alamosa.
Alamosa's shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the Merger and Alamosa. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. Alamosa and its officers and directors may be deemed to be participants in the solicitation of proxies from Alamosa's shareholders with respect to the acquisition. Information about Alamosa's executive officers and directors and their ownership of Alamosa stock is set forth in the proxy statement for the Alamosa 2005 Annual Meeting of
Shareholders, which was filed with the SEC on April 14, 2005 (SEC File No.
001-16793). Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Alamosa and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2005

                                     ALAMOSA HOLDINGS, INC.

                                     By: /s/ Kendall W. Cowan
                                         ------------------------
                                         Name:  Kendall W. Cowan
                                         Title: Chief Financial Officer